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        SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           (Dated February 22, 1999)

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO
                         POST-VENTURE CAPITAL PORTFOLIO

The following information supplements certain information in the Prospectus and Statement of Additional Information of each Warburg Pincus portfolio listed above in the section entitled "Meet the Managers" and " Management of the Fund", respectively:

SMALL COMPANY GROWTH PORTFOLIO

Sammy Oh serves as Co-Portfolio Manager of the portfolio, along with Co-Portfolio Managers Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater joined Warburg in 1978. Mr. Oh joined Warburg in 1997. Previously, Mr. Oh was a vice president with Bessemer Trust from 1995 to 1996, and he was a vice president of Forstmann-Leff from 1993 to 1995.

POST-VENTURE CAPITAL PORTFOLIO

Elizabeth B. Dater and Robert S. Janis currently serve as Co-Portfolio Managers. Stephen J. Lurito and Christopher M. Nawn no longer serve as Co-Portfolio Manager and Associate Portfolio Manager, respectively.

                                              Dated: March 31, 1999  16-0399 for
                                                                           WPINU